UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2008

ProAssurance Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 877-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

We are furnishing presentation materials for an investor conference on March 3, 2008 as Exhibit 99.1 to this filing. These materials may also be used for one-on-one and small group meetings through May 31, 2008 and may be used in conjunction with materials we previously reported in a Current Report on Form 8K on February 11, 2008. We expressly disclaim any obligation to update these materials. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

Item 9.01	Financial Statements and Exhibits

99.1	Materials to be used for presentations to an investor conference on March 3, 2008.

We are furnishing the exhbits to this Form 8-K in accordance with item 7.01. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2008

PROASSURANCE CORPORATION

By: /s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice-President

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